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                                                                   Exhibit 10.23

                       FIRST AMENDMENT TO LEASE AGREEMENT


                  THIS FIRST AMENDMENT TO LEASE ("Amendment") is made and executed as of December 11, 2000 by and among CORPORATE PROPERTY ASSOCIATES - 7 A CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership and CORPORATE PROPERTY ASSOCIATES 8, L.P., A DELAWARE LIMITED PARTNERSHIP, a Delaware limited partnership (collectively, the "Landlord"), both with an address c/o W. P. Carey & Co. LLC, 50 Rockefeller Plaza, 2nd Floor, New York, New York 10022 and BARNSTEAD THERMOLYNE CORPORATION, a Delaware corporation ("Tenant"), with an address c/o Sybron International Corporation, d/b/a Apogent Technologies, 10 Pleasant Street, Suite 300, Portsmouth, New Hampshire 03801.

                                  WITNESSETH:

                  WHEREAS, pursuant to the terms of a certain Lease made as of December 21, 1988 ("Lease"), Landlord leased to Tenant and Tenant leased from Landlord certain property situate in Dubuque, Iowa (the "Leased Premises"); and

                  WHEREAS, the parties wish to amend and modify the terms of the Lease as set forth herein.

                  NOW, THEREFORE, incorporating the recitals hereinabove set forth by reference and intending to be legally bound hereby, and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto covenant and agree as follows:

                1. Capitalized Terms. Any capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Lease.

                2. Paragraph 2 - Financial Covenants. The definition "Financial Covenants" after the definition "Fair Market Value" contained in Paragraph 2 is hereby deleted in its entirety.

                3. Paragraph 2 - "Guarantor". The party "Sybron Acquisition Company" contained in the definition of "Guarantor" in Paragraph 2 is hereby deleted and in lieu thereof, substituted with the party "Sybron International Corporation". Any references in the Lease to "Sybron Acquisition Company" are hereby deleted and in lieu thereof, substituted with "Sybron International Corporation".

                4. Paragraph 2 - "Guaranty". The definition "Guaranty" contained in Paragraph 2 is hereby deleted in its entirety and in lieu thereof, substituted with the following:
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                   ""Guaranty" shall mean the Amended and Restated Guaranty
                   and Suretyship Agreement dated as of December 11, 2000 from Guarantor to Landlord."

                5. Paragraph 2 - "Loan". The definition "Loan" in Paragraph 2 is hereby deleted and in lieu thereof, substituted with the following:

                  ""Loan" shall mean any loan made by one or more Lenders to Landlord, which loan is secured by a Mortgage and an Assignment and evidenced by a Note, the principal of which shall not exceed eighty (80%) percent of the then estimated fair market value of the Leased Premises and all of the premises leased by Landlord under the Other Leases, as determined by a qualified real estate appraiser selected and relied upon in good faith by Lender."

                6. Paragraph 2 - "Other Leases". The definition "Other Leases" is hereby deleted in its entirety and in lieu thereof, substituted with the following:

                  ""Other Leases" shall mean (i) the Lease Agreement dated as of the date hereof between Landlord, as lessor, and Nalge Company, as lessee, with respect to certain premises located in Penfield, New York, and (ii) the Lease Agreement dated as of the date hereof between Landlord, as lessor, and Erie Scientific Company, as lessee, with respect to certain premises located in Portsmouth, New Hampshire, as may be amended or modified from time to time."

                7. Paragraph 21 - Notices. The designations for notice for Landlord and Reed Smith Shaw & McClay LLP contained in Paragraph 21 are hereby deleted in their entirety and in lieu thereof, substituted with the following:

                  "if to Landlord, to:      Corporate Property Associates 7 -
                                            A California Limited Partnership and
                                            Corporate Property Associates 8,
                                            L.P.- A Delaware Limited Partnership
                                            c/o W. P. Carey & Co., LLC
                                            50 Rockefeller Plaza, 2nd Floor
                                            New York, New York  10020

                  With a copy to:           ReedSmith LLP
                                            2500 One Liberty Place
                                            Philadelphia, PA  19103
                                            Attn: Chairman, Real Estate
                                            Department"

The designations for notice for Tenant and Guarantor contained in Paragraph 21 are hereby deleted in their entirety and in lieu thereof, substituted with the following:

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                  "and if to Tenant, to:    Barnstead Thermolyne Corporation
                                            c/o Sybron International Corporation
                                            d/b/a Apogent Technologies
                                            10 Pleasant Street, Suite 300
                                            Portsmouth, New Hampshire  03801
                                            Attn:  Secretary"

                  "and if to Guarantor, to: Sybron International Corporation
                                            d/b/a Apogent Technologies
                                            10 Pleasant Street, Suite 300
                                            Portsmouth, New Hampshire  03801
                                            Attn:  Secretary"

                8. Paragraph 27 - Determination of Value. The word "or" after the punctuation mark "," and before the parenthetical "(C)" contained in the thirteenth (13th) line of Subparagraph 27(a)(i) of the Lease is hereby deleted. The following phrase is hereby inserted after the word "hereof" and before the punctuation mark "," contained in the seventeenth (17th) line of Subparagraph 27(a)(i):

                  "or (D) Tenant provides Landlord with notice of Tenant's intention to purchase the Leased Premises pursuant to Paragraph 32"

                9. Paragraph 28 - Option to Purchase. Paragraph 28(a) is hereby deleted in its entirety and in lieu thereof, substituted with the following:

                  "(a) Landlord does hereby give and grant to Tenant the option to purchase the entire Leased Premises on any date (the "Option Purchase Date") between June 1, 2008 and May 31, 2009 selected by Tenant upon not less than sixty (60) days prior written notice to Landlord and upon payment of the Purchase Price (as defined in the last paragraph of this Paragraph 28(a)). Tenant must exercise its option to purchase the Leased Premises by giving Landlord written notice of Tenant's intention to purchase the Leased Premises no later than one hundred eighty (180) days prior to December 1, 2007."

               10. Paragraph 31 - Subordination. The first full sentence of Paragraph 31 is hereby deleted in its entirety and in lieu thereof, substituted with the following:

                  "At Landlord's election, this Lease shall become and thereafter remain subject and subordinate to any and all mortgages, charges or deeds of trust affecting the Leased Premises which may be executed and placed on public record on or after the date of this Lease, or any renewals, modifications, consolidations, supplements, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, so long as the Lender holding the security instrument to which this Lease is to be

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                  subordinated agrees that it will recognize Tenant's rights under this Lease and not disturb its quiet possession of the Leased Premises as long as no Event of Default has occurred and is continuing hereunder, and provided that any such mortgage, charge or deed of trust shall with respect to the Leased Premises and all of the premises leased by Landlord under the Other Leases secure an original principal amount no greater than eighty (80%) percent of the then estimated fair market value of the Leased Premises and all of the premises leased by Landlord under the Other Leases, as determined by a qualified real estate appraiser selected and relied upon in good faith by the Lender."

               11. Paragraph 32 - Financial Covenants. Paragraph 32 of the Lease is hereby deleted in its entirety and in lieu thereof, substituted with the following:

                  "32. Change in Control Credit Event. Tenant hereby acknowledges (1) that for itself and for any assignee of this Lease including a Tenant Affiliate but excluding any other assignee who complies with the requirements of clause (b) of the second full paragraph of Paragraph 17, it hereby consents to and agrees to be bound by the obligations of Guarantor under Section 6 of the Guaranty to cause Tenant to make a rejectable offer to purchase the Leased Premises in the event of a Change in Control Credit Event (as defined under the Guaranty), and (2) that if Landlord accepts such rejectable offer, Tenant will pay to Landlord an amount ("Covenant Offer Amount") equal to the Fair Market Value as determined in accordance with Paragraph 27 of this Lease and will acquire the Leased Premises in accordance with Paragraph 16 of this Lease. Terms not otherwise defined in the Lease are as defined in the Guaranty."

               12. Paragraph 33 - Restriction on Landlord Debt. Paragraph 33 is hereby deleted in its entirety.

               13. Full Force and Effect. Except as expressly set forth herein, nothing herein is intended to or shall be deemed to modify or amend any of the other terms or provisions of the Lease. Except as specifically amended herein, the terms and conditions of the Lease shall remain in full force and effect.

               14. Counterparts. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.

               15. Entire Understanding. This Amendment and the Lease together contain the entire understanding between the parties hereto and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein or therein contained and hereinafter made shall have no force and effect unless in writing, and executed by the party or parties making such representations, warranties or guarantees. Neither this Amendment nor the Lease nor any portion or provisions hereof or thereof may be changed, modified, amended, waived,

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supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.


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                  IN WITNESS WHEREOF, the Parties hereto intending to be legally bound and to so bind their respective representatives, successors and assigns, set their hands and seals the day and year first above written.



                                       LANDLORD:

                                       CORPORATE PROPERTY ASSOCIATES 7, L.P. -
                                       A CALIFORNIA LIMITED PARTNERSHIP,
                                       a California limited partnership


                                       By:  W.P. CAREY & CO., LLC,
                                            Managing General Partner


                                            By: /s/ GORDON F. DUGAN
                                               --------------------------------
                                            Name:
                                            Title:

                                       CORPORATE PROPERTY ASSOCIATES 8 -
                                       A DELAWARE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership


                                       By:  W.P. CAREY & CO., LLC,
                                            Managing General Partner ___________


                                            By: /s/ GORDON F. DUGAN
                                               --------------------------------
                                            Name:
                                            Title:


                                       TENANT:

                                       BARNSTEAD THERMOLYNE CORPORATION,
                                       a Delaware corporation


                                            By: DENNIS BROWN
                                               --------------------------------
                                            Name: Dennis Brown
                                            Title: Assistant Treasurer


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